Trade and Other receivables	12 Months Ended
Dec. 31, 2023
Trade and Other receivables.
Trade and Other receivables

12.Trade and Other receivables

	As at December 31
(in EUR 000)	2023	2022
Trade receivables	2,758	1,463
R&D incentive receivable (Australia)	723	346
VAT receivable	850	847
Current tax receivable	808	159
Foreign currency swaps	343	1
Other	488	422
Total trade and other receivables	5,970	3,238

The increase of €2.7 million in trade and other receivables as at December 31, 2023 is mainly due to an increase in trade receivables of €1.3 million as a result of an increase in revenue by the Company. The increase in other receivables is mainly due to an increase in current tax receivable of €0.6 million, an increase in R&D incentive receivables by €377,000 and an increase in foreign currency swaps of €342,000.

The Company can include unbilled receivables in its accounts receivable balance. Generally, these receivables represent earned revenue from products delivered to customers, which will be billed in the next billing cycle. All amounts are considered collectible and billable. As at December 31, 2023 and December 31, 2022, there were no unbilled receivables included in the trade receivables.

R&D incentive receivables relates to incentives received in Australia as support to the clinical trials and the development of the Genio® system.

The current tax receivable relates to excess payment of corporate income tax in Israel, US and Belgium. The increase can mainly be explained by an increase in Belgium by €0.6 million due to an increase in withholding tax on interest for term deposit accounts.

We refer to note 19.1 for more details on the foreign currency swaps.